                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 22, 2003
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                            ALAMOSA (DELAWARE), INC.
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               (Exact Name of Registrant as Specified in Charter)

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               DELAWARE                  5-58523               75-2843707
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     (STATE OR OTHER JURISDICTION      (COMMISSION          (I.R.S. EMPLOYER
           OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.)
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                 5225 S. Loop 289, Lubbock, Texas          79424
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              (Address of Principal Executive Offices)   (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
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                         ------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

 ITEM 9.     REGULATION FD DISCLOSURE.

             Alamosa (Delaware), Inc. is furnishing this Current Report on Form 8-K with respect to an investor presentation on September 22, 2003. The presentation is in connection with the exchange offer commenced on September 12, 2003, by Alamosa Holdings, Inc., the holding company of Alamosa (Delaware). Alamosa (Delaware) is furnishing herewith as Exhibit 99.1 the slides used during the conference call.

                  The information in this Current Report on Form 8-K is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: September 22, 2003



                                ALAMOSA (DELAWARE), INC.


                                By:  /s/ Kendall W. Cowan
                                  --------------------------------
                                  Name:  Kendall W. Cowan
                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX

99.1   "Overview of Exchange Offers" Presentation, dated September 22, 2003